UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 13, 2000

                                SHOE KRAZY, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                        0-25657                65-0877741
----------------------------          ------------           -----------------
(State or other jurisdiction          (Commission            (IRS Employer
   of incorporation)                  file number)           Identification No.)


3 Main Street
Oakridge, TN                                                        37830
---------------------------------------                        ---------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (423) 482-8480


                         222 Lakeview Avenue, Suite 160
                            West Palm Beach, FL 33401
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)




Copy of Communications to:
                                 Donald F. Mintmire
                                 Mintmire & Associates
                                 265 Sunrise Avenue
                                 Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696


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ITEM  5.          OTHER EVENTS.

         On March 13, 2000, Shoe Krazy, Inc. (the "Company"), a Florida corporation, and Diversified Product Inspections, Inc., a Florida corporation, and the individual holders of all of the outstanding capital stock of Diversified Product Inspections, Inc.. (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Diversified Product Inspections, Inc.. in exchange for 9,000,000 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

         Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered his resignation in accordance with the terms of the Agreement. John Van Zyll, Ann M. Furlong, Marvin Stacy, Scott Tracy and David Dowell were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed John Van Zyll as Chairman of the Board, President and Chief Executive Officer; Ann M. Furlong as Chief Financial Officer, Secretary and Treasurer; and Marvin Stacy as Chief Operating Officer of the Company.

         The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Shoe Krazy, Inc. to Diversified Product Inspections, Inc. Prior to the reorganization the Company effected a forward split of its common stock at the rate of 3.125 to 1, for holders of record on March 1, 2000, with distribution effective March 10, 2000. Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 10,875,000.

         Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM  7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

     (4) Financial statements of Diversified Product Inspections, Inc.., a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(b)      Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)      Exhibits

Exhibit 2.1 Share Exchange Agreement between Shoe Krazy, Inc. and Diversified Product Inspections, Inc. dated March 13, 2000.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                SHOE KRAZY, INC.
                                  (Registrant)


Date:    March 16, 2000             By:   /s/ John Van Zyll
                                       -----------------------------------
                                          John Van Zyll
                                       Chairman of the Board and President